UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2017 (February 10, 2017)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On February 10, 2017, MoneyOnMobile, Inc. (the “Company”) issued a press release announcing that it will be conducting an Earnings Release conference call and webcast on Tuesday, February 14, 2017 at 12 p.m. CDT (1 p.m. EDT). Harold Montgomery, CEO, and Scott Arey, CFO, will present from Dallas, Texas. Participants within the U.S. can join the call and webcast by dialing 1-888-454-4209. Those dialing in from outside the U.S. can call +1-913-981-5571. The Conference ID is 3689686. Access to the presentation can be obtained via the following link: http://public.viavid.com/index.php?id=122925

The press release is attached hereto as Exhibit 99.1. The slide show presentation is available on the Company's website and is attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information and exhibits attached hereto in this Section 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release: Unaudited Q3 FY17 Earnings Release Announcement
99.2	Slide Show: Q3 Fiscal Year 2017 Operational and Financial Update

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: February 14, 2017	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Exhibits

Exhibit No.	Description
99.1	Press Release: Unaudited Q3 FY17 Earnings Release Announcement
99.2	Slide Show: Q3 Fiscal Year 2017 Operational and Financial Update